MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated July 1, 2020

to the Prospectus and Summary Prospectus dated March 1, 2020, as supplemented April 15, 2020 and Statement of Additional Information (“SAI”) dated March 1, 2020, as supplemented April 15, 2020 and May 4, 2020 for the following Series of the Fund:

Target Income Series	Target 2030 Series	Target 2050 Series
Target 2015 Series	Target 2035 Series	Target 2055 Series
Target 2020 Series	Target 2040 Series	Target 2060 Series
Target 2025 Series	Target 2045 Series

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI, and should be read in conjunction with those documents.

The Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the reorganization of each of the: (i) Target Income Series and Target 2015 Series; (ii) Target 2020 Series and Target 2025 Series; (iii) Target 2030 Series, Target 2035 Series, and Target 2040 Series; and (iv) Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (collectively, the “Target Series”), each a series of the Fund, into the (i) Pro-Blend Conservative Term Series; (ii) Pro-Blend Moderate Term Series; (iii) Pro-Blend Extended Term Series; and (iv) Pro-Blend Maximum Term Series, respectively (collectively, the “Pro-Blend Series”), each a separate series of the Fund. Each Target Series is a “fund of funds” and seeks to achieve its investment objective and policies and implements its investment strategies by investing in one or more underlying mutual funds pursuant to its predetermined glide range that generally becomes more conservative over time. In comparison, each Pro-Blend Series invests directly in a combination of equity, fixed income and cash investments and is managed according to its specific goals and risk tolerances. Despite these structural differences, the investment objective and investment policies of each Target Series are substantially similar to those of its corresponding Pro-Blend Series. In addition, each Target Series, through its investments in one or more underlying funds, has substantially similar, and in some cases, the same, principal investment strategies and principal risks as its corresponding Pro-Blend Series and, accordingly, currently indirectly invests in substantially similar types of investments as its corresponding Pro-Blend Series invests directly.

The Plan of Reorganization approved by the Board sets forth the terms by which each Target Series will transfer its assets and liabilities to its corresponding Pro-Blend Series in exchange for shares of the corresponding Pro-Blend Series, and subsequently distribute those Pro-Blend Series shares to shareholders of the Target Series (each, a “Reorganization”). After a Reorganization is consummated, shareholders of a Target Series will be shareholders of its corresponding Pro-Blend Series. It is expected that neither a Target Series nor its shareholders should recognize any gain or loss as a result of a Reorganization for U.S. federal income tax purposes. However, as is customary, in order to maintain its qualification for tax treatment as a regulated investment company and avoid fund-level taxes, each Target Series is expected to declare and pay a distribution to its shareholders shortly before a Reorganization that will be taxable to its shareholders as an ordinary dividend and/or as a capital gain distribution.

A Reorganization is subject to approval by the shareholders of the Target Series. The approval or closing of a Reorganization of one Target Series is not conditioned on the approval or closing of the Reorganization of the other Target Series. Shareholders of record of the Target Series on June 18, 2020 will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses and risks of an investment in the Pro-Blend Series and provides more detailed information about the Reorganization. If shareholders approve a Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about September 26, 2020.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Pro-Blend Series, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering a Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

Target Supp 7.1.20